SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WEYERHAEUSER COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WEYERHAEUSER COMPANY

220 OCCIDENTAL AVE S

SEATTLE, WA 98104

D73448-P65222

Your Vote Counts!

WEYERHAEUSER COMPANY

2022 Annual Meeting

Vote by May 12, 2022

11:59 PM ET

You invested in WEYERHAEUSER COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2022.

Get informed before you vote

View the 2022 Notice and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 13, 2022
vote without entering a	8:00 a.m., PDT
control number
Virtually at: www.virtualshareholdermeeting.com/WY2022

*

Shareholders may attend, vote and ask questions at the meeting only by logging in at www.virtualshareholdermeeting.com/WY2022. To participate, you will need your unique control number printed on this notice. By attending the meeting using your unique control number, you will be able to vote at the meeting.

V1

Vote at www.proxyvote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters and to view or obtain proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Mark A. Emmert	For

1b.	Rick R. Holley	For

1c.	Sara Grootwassink Lewis	For

1d.	Deidra C. Merriwether	For

1e.	Al Monaco	For

1f.	Nicole W. Piasecki	For

1g.	Lawrence A. Selzer	For

1h.	Devin W. Stockfish	For

1i.	Kim Williams	For

2.	Approval, on an advisory basis, of the compensation of the named executive officers.	For

3.	Approval of the Weyerhaeuser 2022 Long-Term Incentive Plan.	For

4.	Ratification of the selection of independent registered public accounting firm for 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.proxyvote.com, be sure to click “Sign up for E-delivery”.

D73449-P65222